SCHEDULE 14A INFORMATION
       PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

FILED BY THE REGISTRANT [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:
[ ] PRELIMINARY PROXY STATEMENT
[X] DEFINITIVE PROXY STATEMENT
[ ] DEFINITIVE ADDITIONAL MATERIALS
[ ] SOLICITING MATERIAL PURSUANT TO SECTION 240.14A OR SECTION 240.14A-2
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-
     6(E)(2))

                          SEALED AIR CORPORATION
             (Name of Registrant as Specified in its Charter)

                          _______________________
   (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12

    (1) Title of each class of securities to which transaction applies:

     _______________________________

    (2) Aggregate number of securities to which transaction applies:

     _______________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set firth the amount on which the filing fee is calculated and state how it was determined):

     _______________________________

    (4) Proposed Maximum aggregate value of transaction:

     _______________________________

    (5) Total fee paid:

     _______________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

     _______________________________

  (2) Form, Schedule or Registration Statement No.:

     _______________________________

  (3) Filing Party:

     _______________________________

  (4) Date Filed:

     ______________________________

[X]  PLEASE MARK YOUR
     VOTE AS IN THIS
     EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL CLASS III DIRECTORS AND FOR PROPOSALS 2 THROUGH 7. IF NO CHOICE IS SPECIFIED, THIS PROXY WHEN PROPERLY SIGNED AND RETURNED WILL BE VOTED FOR ELECTION OF ALL CLASS III DIRECTORS AND FOR PROPOSALS 2 THROUGH 7. PLEASE DATE AND SIGN AND RETURN PROMPTLY.

1.  ELECTION OF CLASS III DIRECTORS.  (SEE REVERSE)    FOR   WITHHELD
                                             [ ]      [ ]

FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):

-----------------------------------------

2.  AMENDMENT OF THE CONTINGENT STOCK PLAN,       FOR   AGAINST   ABSTAIN
    INCLUDING AN INCREASE IN THE SHARES OF        [ ]     [ ]     [ ]
    COMMON STOCK AVAILABLE THEREUNDER.

3.  ADOPTION OF THE RESTRICTED STOCK PLAN         FOR   AGAINST   ABSTAIN
    FOR NON-EMPLOYEE DIRECTORS.                   [ ]     [ ]     [ ]

AMENDMENTS OF CERTIFICATE OF INCORPORATION
TO REPEAL SUPERMAJORITY PROVISIONS:

     4.  CLASSIFIED BOARD AND REMOVAL             FOR   AGAINST   ABSTAIN
         ONLY FOR CAUSE.                          [ ]     [ ]     [ ]

     5.  STOCKHOLDER ACTION BY WRITTEN CONSENT.   FOR   AGAINST   ABSTAIN
                                             [ ]     [ ]     [ ]

     6.  STOCKHOLDER AMENDMENTS TO BY-LAWS.       FOR   AGAINST   ABSTAIN
                                             [ ]     [ ]     [ ]

7. RATIFICATION OF THE APPOINTMENT OF KPMG        FOR   AGAINST   ABSTAIN
   PEAT MARWICK LLP AS THE INDEPENDENT            [ ]     [ ]     [ ]
   AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1998.

8.  IN ACCORDANCE WITH THE PROXY COMMITTEE'S
    DISCRETION, UPON SUCH OTHER MATTERS AS MAY
    PROPERLY COME BEFORE THE MEETING.

Please check this box if you plan to attend the Annual Meeting. [ ]

The signer hereby revokes all proxies previously given by the signer to vote at the 1998 Annual Meeting and any adjournments and acknowledges receipt of the Proxy Statement dated May 21, 1998.

SIGNATURE(S) ________________________________________________  DATE __________
NOTE: Please sign EXACTLY as name appears above. When signing on behalf of a corporation, estate, trust or other stockholder, please give its full name and state your full title or capacity or otherwise indicate that you are authorized to sign.

PROXY
           SEALED AIR CORPORATION PROXY/VOTING INSTRUCTION CARD
                 FOR 1998 ANNUAL MEETING OF STOCKHOLDERS
             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints T. J. Dermot Dunphy, William V. Hickey and H. Katherine White, or a majority of them as shall act (or if only one shall act, then that one) (the "Proxy Committee"), proxies with power of substitution to act and vote at the Annual Meeting of Stockholders of Sealed Air Corporation (the "1998 Annual Meeting") to be held at 11:00 a.m. local time on June 26, 1998 at the Saddle Brook Marriott, Garden State Parkway at I-80, Saddle Brook, New Jersey 07663 and at any adjournments thereof. The Proxy Committee is directed to vote as indicated on the reverse side and in their discretion upon any other matters that may properly come before the 1998 Annual Meeting.

If the undersigned is a participant in Sealed Air Corporation's Profit-Sharing Plan or its Thrift Plan for Cryovac Employees and has stock of Sealed Air Corporation allocated to his or her account, then the undersigned instructs the trustee of such plan to vote such shares of stock, in person or by proxy, in accordance with the instructions on the reverse side at the 1998 Annual Meeting and any adjournments thereof and in their discretion upon any other matters that may properly come before the 1998 Annual Meeting. The terms of each plan provides that shares for which no voting instructions are received will be voted in the same proportion as shares are voted for participants who provide voting instructions.

Election of Class III Directors,
Nominees:

Lawrence R. Codey
David Freeman
Robert L. San Soucie

Comments:
___________________________
__________________________
__________________________
__________________________


PLEASE MARK, DATE AND SIGN YOUR PROXY ON THE REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED. THE PROXY COMMITTEE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD. THIS PROXY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE.

SEE REVERSE
   SIDE